[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[305,664 ,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                 ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-5HE

                            [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                 MASTER SERVICER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICERS

                               JPMORGAN CHASE BANK
                  SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                 APRIL 20, 2004

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

                                   TERM SHEET
                                 APRIL 20, 2004

                              TERWIN MORTGAGE TRUST
                 ASSET-BACKED CERTIFICATES, SERIES TMTS 2004-5HE

                $[305,664,000] (APPROXIMATE) OFFERED CERTIFICATES
                               SUBJECT TO REVISION

                                                                                                         EXPECTED   STATED  EXPECTED
                                            WAL (YRS)     PAYMENT WINDOW                                   FINAL     FINAL   RATINGS
                    APPROX                  (CALL(4)/       (CALL (4)/      PAYMENT       INTEREST       MATURITY  MATURITY (MOODY'S
     CLASS         SIZE ($)     COUPON      MATURITY)        MATURITY)       DELAY         ACCRUAL          (4)       (5)     /S&P)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1-A(11)  140,956,000  LIBOR + [ ]                                            Not Offered Hereby
                                (1), (2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-1-B      122,457,000  LIBOR + [ ]  4.01 / 4.53  22 - 85 / 22 - 210     0         Actual/360       07/2011   04/2035  Aaa/AAA
                                (1), (2)
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-X-A(11)    Notional    [0.33]%(6)                                            Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
CLASS A-X-B(11)    Notional    [0.05]%(7)                                            Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-1-X(11)    Notional    [0.10]%(8)                                            Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-2-X(11)    Notional    [0.10]%(9)                                            Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-3-X(11)    Notional    [0.10]%(10)                                           Not Offered Hereby
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-1         20,963,000  LIBOR + [ ]  4.87 / 5.45  41 - 85 / 41 - 169     0         Actual/360       07/2011   04/2035  Aa2/AA
                                (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-2         16,738,000  LIBOR + [ ]  4.78 / 5.29  39 - 85 / 39 - 152     0         Actual/360       07/2011   04/2035   A2/A
                                (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-3          4,550,000  LIBOR + [ ]  4.74 / 5.17  38 - 85 / 38 - 129     0         Actual/360       07/2011   04/2035   A3/A-
                                (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-1(12)      4,713,000  LIBOR + [ ]                                            Not Offered Hereby
                                (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-2(12)      4,388,000  LIBOR + [ ]                                            Not Offered Hereby
                                (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-3(12)      3,900,000  LIBOR + [ ]                                            Not Offered Hereby
                                (1), (3)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:           318,665,000
------------------------------------------------------------------------------------------------------------------------------------

1)   Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1-A and Class A-1-B Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate collateral. Assumes 10% call.

5)   Assumes latest maturity date of Mortgage Loans plus one year.

6) The Class A-X-A Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class A-X-A notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the A-1-A Certificates immediately prior to such Distribution Date.

7) The Class A-X-B Certificates will be interest-only certificates and will not receive any principal payments, but will accrue

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

     interest on the Class A-X-B notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the A-1-B Certificates immediately prior to such Distribution Date.

8) The Class M-1-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-1-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-1 Certificates immediately prior to such Distribution Date.

9) The Class M-2-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-2-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-2 Certificates immediately prior to such Distribution Date.

10) The Class M-3-X Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class M-3-X notional balance, which with respect to any Distribution Date, will equal the outstanding certificate principal balance of the M-3 Certificates immediately prior to such Distribution Date.

11) The Class A-1-A, Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and Class M-3-X Certificates will be publicly offered, and will be offered pursuant to the prospectus supplement. The information presented herein for the Class A-1-A, Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and Class M-3-X Certificates is provided to assist your understanding of the other Offered Certificates.

12) The Class B-1, Class B-2 and Class B-3 Certificates will be privately placed, and will not be offered pursuant to the prospectus supplement. The information presented herein for the Class B-1, Class B-2 and Class B-3 Certificates is provided to assist your understanding of the Offered Certificates.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                        212-449-3659       scott_soltas@ ml.com
Charles Sorrentino                  212-449-3659       charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                         212-449-0752       matthew_whalen@ml.com
Paul Park                           212-449-6380       paul_park@ml.com
Tom Saywell                         212-449-2122       tom_saywell@ml.com
Fred Hubert                         212-449-5071       fred_hubert@ml.com
Alan Chan                           212-449-8140       alan_chan@ml.com
Alice Chang                         212-449-1701       alice_chang@ml.com
Sonia Lee                           212-449-5067       sonia_lee@ml.com
Amanda Dezutter                     212-449-0725       amanda_dezutter@ml.com

ABS RESEARCH
Glenn Costello                      212-449-4457       glenn_costello@ ml.com

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

TITLE OF CERTIFICATES       Terwin Mortgage Trust Asset-Backed Certificates,
                            Series TMTS 2004-5HE

                            Class A-1-A, Class A-1-B, Class A-X-A and Class A-X-B Certificates (the "Senior Certificates"), Class M-1, Class M-2, Class M-3, Class M-1-X, Class M-2-X and Class M-3-X Certificates (collectively, the "Class M Certificates" and together with the Senior Certificates, the "Offered Certificates"), Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS                Merrill Lynch, Pierce, Fenner & Smith Incorporated
                            and Terwin Capital LLC

SELLER                      Terwin Advisors LLC

MASTER SERVICER             Chase Manhattan Mortgage Corporation

SERVICERS                   Countrywide Home Loans Servicing LP and Specialized
                            Loan Servicing, LLC.

BACK-UP SERVICER            JPMorgan Chase Bank

TRUSTEE                     U.S. Bank National Association

SECURITIES ADMINISTRATOR    JPMorgan Chase Bank

LOSS MITIGATION ADVISOR     RMG Risk Management Group

CUT-OFF DATE                June 1, 2004

PRICING DATE                On or about April [22], 2004

CLOSING DATE                On or about June [25], 2004

DISTRIBUTION DATES          Distribution of principal and interest on the
                            Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July
                            2004.

ERISA CONSIDERATIONS        The Certificates will be ERISA eligible as of the
                            Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                            Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT            It is expected that the Certificates will constitute
                            "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                  For federal income tax purposes, the Trust Fund will
                            include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                            ("REMIC").

OPTIONAL TERMINATION        Countrywide Home Loans Servicing LP (with the
                            consent of the party specified in the Prospectus
                            Supplement) has the option (the "Clean-up Call
                            Option") to terminate the trust by purchasing all of the Mortgage Loans and any REO Properties and retiring the Certificates when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off
                            Date.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

PRE-FUNDED AMOUNT:          On the Closing Date, a portion of the proceeds from
                            the sale of the Certificates up to approximately
                            [25]% of the aggregate principal balance of the Certificates issued on the Closing Date (the
                            "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding
                            Account") and used by the trust to purchase Mortgage
                            Loans after the Closing Date. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be distributed as principal to the Certificates in the case of amounts remaining, which had been allocated to fund the purchase of subsequent Mortgage Loans.

                            If specified in the prospectus supplement, on the Closing Date, the Seller will establish a segregated account (the "Capitalized Interest Account"), which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:         From the Closing Date to and including a date, to be
                            specified in the Prospectus Supplement, not later than 90 days following the Closing Date.

MORTGAGE LOANS              The mortgage pool will consist of fixed rate and
                            adjustable rate, first lien, sub-prime mortgage loans ("Initial Mortgage Loans") underwritten to The
                            Winter Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Countrywide Home Loans Servicing LP and
                            Specialized Loan Servicing, LLC.

                            The Pre-Funded Amount will be used to purchase certain mortgage loans during the Pre-Funding Period (the "Subsequent Mortgage Loans" and together with the Initial Mortgage Loans, the "Mortgage Loans"). At the end of the Pre-Funding Period it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$325,000,000].

TOTAL DEAL SIZE             Approximately $[318,665,000]

ADMINISTRATIVE FEES         The Master Servicer, Servicers, Securities
                            Administrator, Trustee, Back-up Servicer, Loss
                            Mitigation Advisor and lender-paid mortgage insurers will be paid fees aggregating to a weighted average of approximately 56.0 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT                      1.  Mortgage Insurance
ENHANCEMENTS
                            2.  Excess Interest

                            3.  Over-Collateralization

                            4.  Subordination

MORTGAGE INSURANCE          As of the Cut-Off Date, approximately 2.95% of the
                            Mortgage Loans will be covered by lender-paid mortgage insurance. Approximately 1.69%, 1.09%,
                            0.15% and 0.02% of the Mortgage Loans will be covered by mortgage insurance policies issued by Mortgage Guaranty Insurance Corporation, PMI, Radian
                            Guaranty and Republic Mortgage Insurance
                            Corporation, respectively. The mortgage insurance policies will only cover losses pursuant to formulas described in the relevant policy, down to approximately 60% of the value of the related mortgaged property. As of the Cut-Off Date, approximately 5.07% of the Mortgage Loans will be covered by borrower-paid mortgage insurance policies.

EXCESS INTEREST             Excess Interest cashflow will be available as credit
                            enhancement.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

OVER-COLLATERALIZATION      The over-collateralization ("O/C") amount is equal
                            to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.95]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., [1.95]% of the aggregate principal balance of the Mortgage
                            Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is maintained.

                            Initial: [1.95]% of original principal balance of
                                     the Mortgage Loans
                            Target: [1.95]% of original principal balance of the Mortgage Loans before stepdown
                                     [3.90]% of current principal balance of the Mortgage Loans on or after stepdown
                            Floor: 0.50% of original principal balance of the Mortgage Loans

SUBORDINATION:               CLASSES      RATING (M/S)        SUBORDINATION (1)
(1) includes OC              -------      ------------        -----------------
                             Class A       Aaa / AAA               18.95%
                            Class M-1       Aa2 / AA               12.50%
                            Class M-2        A2 / A                 7.35%
                            Class M-3       A3 / A-                 5.95%
                            Class B-1     Baa1 / BBB+               4.50%
                            Class B-2      Baa2 / BBB               3.15%
                            Class B-3     Baa3 / BBB-               1.95%

CLASS SIZES:                 CLASSES      RATING (M/S)           CLASS SIZES
                             -------      ------------           -----------
                             Class A       Aaa / AAA               81.05%
                            Class M-1       Aa2 / AA                6.45%
                            Class M-2        A2 / A                 5.15%
                            Class M-3       A3 / A-                 1.40%
                            Class B-1     Baa1 / BBB+               1.45%
                            Class B-2      Baa2 / BBB               1.35%
                            Class B-3     Baa3 / BBB-               1.20%

INTEREST ACCRUAL            Interest for the Certificates (other than the Class
                            A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and
                            Class M-3-X Certificates) will initially accrue from the Closing Date to (but excluding) the first
                            Distribution Date, and thereafter, from the prior
                            Distribution Date to (but excluding) the current
                            Distribution Date, on an actual/360 basis. The interest accrual period for the Class A-X-A, Class
                            A-X-B, Class M-1-X, Class M-2-X and Class M-3-X
                            Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs, calculated on a 30/360 basis.

COUPON STEP UP              If the Clean-up Call Option is not exercised on the
                            first Distribution Date on which it is exercisable,
                            (i) the margin on the Class A Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3, Class B-1,
                            Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

AVAILABLE FUNDS CAP         The pass-through rates of the Class A-1-A, Class
                            A-1-B, Class M-1, Class M-2, Class M-3, Class B-1,
                            Class B-2, and Class B-3 Certificates will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage
                            Rates in effect on the related due date, less the current interest on the Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and Class M-3-X
                            Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage Rate" means, with respect to any Mortgage Loan, the mortgage rate less the Administrative Fees.

1ML CAP CONTRACT            The trust fund will own a one-month LIBOR Cap
                            contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar, and up to and not exceeding the upper collar, shown with respect to such Distribution Date in the tables appearing on page 26. Payments received on the cap contracts will be available to pay Carryover to the holders of the Certificates (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B
                            Certificates has been reduced to zero).

MAXIMUM RATE CAP            The pass-through rate of the Certificates (other
                            then the Class A-X-A, Class A-X-B, Class M-1-X,
                            Class M-2-X, Class M-3-X Certificates) will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate Mortgage Loans and Net Mortgage Rates on the fixed rate Mortgage Loans, multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT     If on any Distribution Date the pass-through rate is
                            limited by the Available Funds Cap, the amount of additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B) 9.60% per annum (which is the rate shown under the heading, "Upper Collar (%)" in the table entitled "One Month
                            LIBOR Cap Table" shown on page 26), and the aggregate of such shortfalls from previous
                            Distribution Date together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (the "Carryover").
                            Such reimbursement will be paid only on a subordinated basis, as described under "Cashflow
                            Priority". No such Carryover will be paid in respect of any Certificate once the Certificate principal balance has been reduced to zero.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

CASHFLOW PRIORITY           1.  Repayment of any unreimbursed Servicer advances.

                            2.  Administrative Fees.

                            3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A-1-A, Class A-1-B, Class A-X-A, and Class A-X-B Certificates, then monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class M-1 Certificates and Class M-1-X Certificates, then concurrently, to the Class M-2 and Class M-2-X Certificates, then concurrently, to the Class M-3 and Class M-3-X Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                            4. Available principal funds, as follows: monthly principal to the Class A-1-A and Class A-1-B Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                            5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to maintain O/C to the required level.

                            6. Excess interest to pay Class M and Class B Certificates principal shortfalls.

                            7.  Excess interest to pay Carryover on the
                                Certificates (other then the Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X, Class M-3-X Certificates) resulting from imposition of the Available Funds Cap (1).

                            8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Certificates (1).

                            (1) Amounts received on the 1ML Cap contract will only be available to the Certificates to make payments in respect of Carryover (other than Carryover resulting from the fact that realized losses are not allocated to the Class A-1-A and Class A-1-B Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero). Any amounts received on the 1ML Cap contract not used to pay such Carryover will be paid to certificates other than the Certificates described herein.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

    All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to maintain O/C at the required level will be paid sequentially to the Class A-1-A and then the Class A-1-B Certificates.

    After the Certificate principal balance of the Class A-1-A and Class A-1-B Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

    If the aggregate Certificate principal balance of the Class M and Class B Certificates is reduced to zero, distributions of principal to the Class A-1-A and Class A-1-B Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

    All Certificates will be entitled to receive payments of principal, in the following order of priority: first, sequentially, to the Class A-1-A and Class A-1-B Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

               CLASS A                37.90%*
               CLASS M-1              25.00%*
               CLASS M-2              14.70%*
               CLASS M-3              11.90%*
               CLASS B-1               9.00%*
               CLASS B-2               6.30%*
               CLASS B-3               3.90%*

                                      *Includes O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the July 2007 Distribution Date;
         and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS           The first Distribution Date on which the Required
PRINCIPAL                   Percentage (i.e., the sum of the outstanding
DISTRIBUTION DATE           principal balance of the Class M and Class B
                            Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage
                            Loans) is greater than or equal to the Senior
                            Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                            SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                            37.90%
                            or
                            (17.00% + 1.95%)*2

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2004-5HE

STEP DOWN LOSS              The situation that exists with respect to any
TRIGGER EVENT               Distribution Date after the Stepdown Date, if either
                            (a) the quotient (expressed as a percentage) of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage
                            Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) [42]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate Realized
                            Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

DISTRIBUTION DATE OCCURRING                    REQUIRED LOSS PERCENTAGE
---------------------------                    ------------------------
July 2007 - June 2008                   [3.25]% with respect to July 2007, plus
                                        an additional 1/12th of [1.75]% for each
                                        month thereafter

July 2008 - June 2009                   [5.00]% with respect to July 2008, plus
                                        an additional 1/12th of [1.25]% for each
                                        month thereafter

July 2009 - June 2010                   [6.25]% with respect to July 2009, plus
                                        an additional 1/12th of [0.25]% for each
                                        month thereafter

July 2010 and thereafter                [6.50]%

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                  The Certificates will be offered pursuant to a
                            Prospectus which includes a Prospectus Supplement
                            (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                            Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES        The following tables describe the Mortgage Loans and
                            the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding. At the end of the Pre-Funding Period, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately $[325,000,000]. It is not expected that the statistical characteristics of the final mortgage pool will differ in any material respect from the characteristics described in the following tables, except that the aggregate principal balance of the final mortgage pool is expected to be approximately $[325,000,000].

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

Aggregate Outstanding Principal Balance          $340,235,336
Aggregate Original Principal Balance             $340,649,542
Number of Mortgage Loans                                1,976

                                          MINIMUM        MAXIMUM      AVERAGE (1)
                                          -------        -------      -----------
Original Principal Balance              $   20,000     $1,000,000     $  172,393
Outstanding Principal Balance           $   19,805     $1,000,000     $  172,184

                                          MINIMUM        MAXIMUM   WEIGHTED AVERAGE (2)
                                          -------        -------   --------------------
Original Term (mos)                            120            360            354
Stated Remaining Term (mos)                    113            358            349
Loan Age (mos)                                   2             29              5
Current Mortgage Rate                        4.375%        12.350%         7.308%
Initial Interest Rate Cap                    1.500%         6.000%         2.825%
Periodic Rate Cap                            1.000%         2.000%         1.076%
Gross Margin                                 2.250%        10.990%         5.925%
Maximum Mortgage Rate                       10.500%        17.990%        13.435%
Minimum Mortgage Rate                        2.250%        11.750%         6.829%
Months to Roll                                  13             57             23
Original Loan-to-Value                        8.50%        100.00%         81.56%
Credit Score (3)                               500            806            637

                                                        EARLIEST       LATEST
                                                        --------       ------
Maturity Date                                           11/01/13      04/01/34

LIEN POSITION                           PERCENT OF MORTGAGE POOL
                                        ------------------------
1st Lien                                         100.00%

OCCUPANCY                               PERCENT OF MORTGAGE POOL
                                        ------------------------
Primary                                           85.22%
Second Home                                        1.25%
Investment                                        13.53%

LOAN TYPE                               PERCENT OF MORTGAGE POOL
                                        ------------------------
Fixed Rate                                        37.79%
ARM                                               62.21%

AMORTIZATION TYPE                       PERCENT OF MORTGAGE POOL
                                        ------------------------
Fully Amortizing                                  90.72%
Interest-Only                                      8.60%
Balloon                                            0.68%

YEAR OF ORIGINATION                     PERCENT OF MORTGAGE POOL
                                        ------------------------
     2002                                          0.13%
     2003                                         32.20%
     2004                                         67.67%

LOAN PURPOSE                            PERCENT OF MORTGAGE POOL
                                        ------------------------
Purchase                                          43.59%
Refinance - Rate Term                              6.36%
Refinance - Cashout                               50.04%

PROPERTY TYPE                           PERCENT OF MORTGAGE POOL
                                        ------------------------
Single Family Residence                           74.01%
Townhouse                                          0.85%
Condominium                                        4.41%
Two-to-Four Family                                13.54%
Cooperative                                        0.60%
Planned Unit Development                           6.59%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

CURRENT MORTGAGE RATES

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
RANGE OF CURRENT MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
5.500% or less                         56        $ 13,758,839      4.04%     5.343%     662     $245,694      78.96%       75.82%
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                       89          22,918,869      6.74      5.812      666      257,515      74.47        40.79
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                      190          44,130,411     12.97      6.376      666      232,265      78.51        32.90
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                      387          80,330,920     23.61      6.836      644      207,573      80.66        35.82
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                      340          63,714,115     18.73      7.312      632      187,394      81.58        34.50
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                      276          46,644,080     13.71      7.834      616      169,000      83.07        48.05
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                      190          22,418,484      6.59      8.294      619      117,992      86.02        54.61
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                      181          19,947,356      5.86      8.772      619      110,206      86.08        53.21
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                      106          11,269,433      3.31      9.290      609      106,315      87.81        45.81
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                      89           9,359,609      2.75      9.752      617      105,164      87.19        28.56
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                     31           2,385,962      0.70     10.257      603       76,967      84.13        52.18
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                     31           2,742,942      0.81     10.811      588       88,482      85.97        41.93
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                      6             368,657      0.11     11.170      593       61,443      83.04        35.66
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                      2             117,466      0.03     11.910      531       58,733      69.04        36.17
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                      2             128,194      0.04     12.183      601       64,097      97.22       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              1,976        $340,235,336    100.00%     7.308%     637     $172,184      81.56%       41.40%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.375% per annum to 12.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.308% per annum.

REMAINING MONTHS TO STATED MATURITY

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
     RANGE OF                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
 REMAINING MONTHS                   NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
TO STATED MATURITY               MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
109 to 120                               4       $    170,648      0.05%     9.625%     588     $ 42,662      66.81%        76.91%
------------------------------------------------------------------------------------------------------------------------------------
157 to 168                               2            394,336      0.12      6.317      703      197,168      74.55         26.71
------------------------------------------------------------------------------------------------------------------------------------
169 to 180                              80         10,708,943      3.15      7.087      670      133,862      74.03         28.15
------------------------------------------------------------------------------------------------------------------------------------
229 to 240                              13          1,378,204      0.41      7.974      614      106,016      78.98         29.54
------------------------------------------------------------------------------------------------------------------------------------
289 to 300                               1             97,000      0.03      7.467      582       97,000      70.80          0.00
------------------------------------------------------------------------------------------------------------------------------------
325 to 336                               1            141,462      0.04      8.500      554      141,462      80.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
337 to 348                               5            804,074      0.24      7.043      745      160,815      77.48          8.60
------------------------------------------------------------------------------------------------------------------------------------
349 to 360                           1,870        326,540,669     95.97      7.313      636      174,621      81.85         41.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,976       $340,235,336    100.00%     7.308%     637     $172,184      81.56%        41.40%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 113 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 349 months.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
LOAN PRINCIPAL BALANCES          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                          70      $  2,901,091       0.85%    8.905%      597    $  41,444     70.94%       65.29%
------------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000                     571        43,223,988      12.70     8.240       624       75,699     82.06        57.91
------------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000                    464        57,679,684      16.95     7.588       627      124,310     81.58        49.09
------------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000                    307        53,083,422      15.60     7.386       626      172,910     82.26        46.00
------------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000                    167        37,053,277      10.89     7.257       628      221,876     82.47        40.99
------------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000                    144        39,549,712      11.62     6.921       639      274,651     82.10        41.81
------------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000                     85        27,664,185       8.13     6.913       647      325,461     82.83        35.47
------------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000                     60        22,756,914       6.69     6.843       649      379,282     81.33        36.66
------------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000                     36        15,329,921       4.51     6.694       649      425,831     83.50        33.57
------------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                     31        14,899,198       4.38     6.988       650      480,619     81.84        19.33
------------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                     12         6,293,845       1.85     6.923       681      524,487     79.14        33.07
------------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                     11         6,329,734       1.86     6.774       688      575,430     78.77         9.06
------------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000                      6         3,852,262       1.13     6.921       670      642,044     70.84        16.87
------------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000                      3         2,011,424       0.59     6.928       681      670,475     81.60         0.00
------------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000                      3         2,199,400       0.65     6.881       679      733,133     75.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
$750,001 to $800,000                      1           754,306       0.22     7.250       686      754,306     80.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000                      1           840,000       0.25     5.875       655      840,000     52.50         0.00
------------------------------------------------------------------------------------------------------------------------------------
$850,001 to $900,000                      1           880,000       0.26     7.000       690      880,000     80.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
$900,001 to $950,000                      1           940,000       0.28     6.750       781      940,000     80.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
$950,001 to $1,000,000                    2         1,992,971       0.59     6.746       649      996,486     65.40         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,976      $340,235,336     100.00%    7.308%      637    $ 172,184     81.56%       41.40%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $19,805 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $172,184.

PRODUCT TYPES

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
PRODUCT TYPES                    MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                          16        $  2,320,605      0.68%     7.152%     694     $ 145,038     78.43%       4.54%
------------------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans               4             170,648      0.05      9.625      588        42,662     66.81       76.91
------------------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans              66           8,782,675      2.58      7.035      665       133,071     72.90       34.32
------------------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans              13           1,378,204      0.41      7.974      614       106,016     78.98       29.54
------------------------------------------------------------------------------------------------------------------------------------
25 to 29 Year Fixed Loans               1              97,000      0.03      7.467      582        97,000     70.80        0.00
------------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans                   611         115,815,124     34.04      7.381      662       189,550     80.67       33.31
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                        948         162,806,373     47.85      7.248      620       171,737     83.25       45.21
------------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                        299          43,852,997     12.89      7.466      624       146,666     80.20       53.33
------------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR ARM                         18           5,011,711      1.47      6.505      646       278,428     77.16       32.63
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              1,976        $340,235,336    100.00%     7.308%     637     $ 172,184     81.56%      41.40%
------------------------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
GEOGRAPHIC LOCATION              MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                  4       $    342,478      0.10%     7.826%     637     $  85,620     82.60%       46.34%
------------------------------------------------------------------------------------------------------------------------------------
Alaska                                   1            138,252      0.04      7.380      600       138,252     70.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Arizona                                 46          6,300,739      1.85      7.090      624       136,973     82.93        38.13
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                                31          2,213,305      0.65      8.546      606        71,397     86.66        82.53
------------------------------------------------------------------------------------------------------------------------------------
California                             440        106,925,393     31.43      6.739      634       243,012     78.46        41.19
------------------------------------------------------------------------------------------------------------------------------------
Colorado                                30          7,327,867      2.15      7.364      639       244,262     78.30        33.11
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                             24          3,462,857      1.02      7.848      641       144,286     81.86        48.49
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia                     2            400,905      0.12      7.580      602       200,452     78.07       100.00
------------------------------------------------------------------------------------------------------------------------------------
Florida                                242         35,408,134     10.41      7.226      629       146,315     82.20        38.91
------------------------------------------------------------------------------------------------------------------------------------
Georgia                                 42          5,389,725      1.58      8.166      651       128,327     88.04        36.62
------------------------------------------------------------------------------------------------------------------------------------
Idaho                                    4            496,957      0.15      6.781      627       124,239     76.14        83.02
------------------------------------------------------------------------------------------------------------------------------------
Illinois                               118         17,768,628      5.22      8.094      634       150,582     85.29        41.10
------------------------------------------------------------------------------------------------------------------------------------
Indiana                                 31          3,198,793      0.94      7.991      622       103,187     88.43        58.29
------------------------------------------------------------------------------------------------------------------------------------
Iowa                                     5            323,565      0.10      8.596      628        64,713     89.18        89.08
------------------------------------------------------------------------------------------------------------------------------------
Kansas                                   6            480,125      0.14      9.503      607        80,021     87.10        41.58
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                                 9            643,950      0.19      8.523      602        71,550     83.96        71.66
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                               17          1,879,493      0.55      8.429      616       110,558     85.29        39.61
------------------------------------------------------------------------------------------------------------------------------------
Maine                                    1            421,600      0.12      5.500      633       421,600     80.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
Maryland                                25          4,039,571      1.19      7.715      625       161,583     86.08        71.82
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                           20          4,263,250      1.25      7.108      628       213,163     71.73        26.07
------------------------------------------------------------------------------------------------------------------------------------
Michigan                                55          5,960,501      1.75      8.395      616       108,373     83.24        43.09
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                               31          5,255,766      1.54      7.497      629       169,541     84.20        29.01
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                             45          3,585,967      1.05      9.000      589        79,688     85.61        78.79
------------------------------------------------------------------------------------------------------------------------------------
Missouri                                26          2,781,625      0.82      8.232      614       106,986     85.49        63.69
------------------------------------------------------------------------------------------------------------------------------------
Montana                                  2            284,604      0.08      7.844      654       142,302     85.33        53.66
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                                 1             79,850      0.02      8.375      563        79,850     80.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Nevada                                  33          6,399,046      1.88      7.136      632       193,910     85.60        51.70
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                              35          9,685,043      2.85      7.108      680       276,716     80.37        18.76
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                               7          1,508,208      0.44      7.678      641       215,458     84.26        31.64
------------------------------------------------------------------------------------------------------------------------------------
New York                               133         38,040,483     11.18      6.992      671       286,019     81.07        28.58
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                          84          9,421,365      2.77      8.181      614       112,159     83.09        54.45
------------------------------------------------------------------------------------------------------------------------------------
Ohio                                    77          8,603,862      2.53      8.275      629       111,738     89.38        52.26
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                                10            954,169      0.28      8.068      658        95,417     85.78        52.61
------------------------------------------------------------------------------------------------------------------------------------
Oregon                                  25          4,012,309      1.18      7.174      626       160,492     79.88        34.93
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                            50          6,306,514      1.85      7.852      647       126,130     85.48        42.85
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                            15          2,931,448      0.86      7.566      647       195,430     81.26        55.07
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                          13          1,631,363      0.48      7.386      642       125,489     87.62        49.04
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                               57          4,607,505      1.35      8.656      628        80,833     88.62        56.13
------------------------------------------------------------------------------------------------------------------------------------
Texas                                   63          8,082,251      2.38      7.583      637       128,290     81.53        30.48
------------------------------------------------------------------------------------------------------------------------------------
Utah                                     9          2,327,974      0.68      7.204      672       258,664     81.09        13.10
------------------------------------------------------------------------------------------------------------------------------------
Virginia                                65         10,576,157      3.11      7.467      613       162,710     82.13        57.65
------------------------------------------------------------------------------------------------------------------------------------
Washington                              28          4,339,197      1.28      7.474      639       154,971     82.37        56.48
------------------------------------------------------------------------------------------------------------------------------------
West Virginia                            3            444,887      0.13      8.894      618       148,296     85.76        30.57
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                               10            899,048      0.26      8.244      618        89,905     79.66        64.52
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                                  1             90,608      0.03      7.500      645        90,608     85.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,976       $340,235,336    100.00%     7.308%     637     $ 172,184     81.56%       41.40%
------------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.57% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

ORIGINAL LOAN-TO-VALUE RATIOS

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
  RANGE OF ORIGINAL                 NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
LOAN-TO-VALUE RATIOS             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                          58       $  5,744,694      1.69%     7.065%    617      $  99,046     40.05%       41.61%
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                        18          3,652,192      1.07      6.428     621        202,900     52.64        53.17
------------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                        58         11,093,356      3.26      6.787     626        191,265     58.30        36.23
------------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                        50          9,218,199      2.71      7.188     615        184,364     63.69        32.43
------------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                       109         16,153,684      4.75      7.252     616        148,199     69.09        41.53
------------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                       123         23,609,853      6.94      7.290     614        191,950     74.11        29.74
------------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                       647        125,045,759     36.75      6.968     647        193,270     79.74        32.61
------------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                       197         31,223,446      9.18      7.524     602        158,495     84.32        54.00
------------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                       320         57,987,342     17.04      7.350     636        181,210     89.69        48.03
------------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                       320         44,273,978     13.01      8.240     659        138,356     94.89        44.36
------------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                       76         12,232,833      3.60      7.723     653        160,958     99.74        87.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,976       $340,235,336    100.00%     7.308%    637      $ 172,184     81.56%       41.40%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 8.50% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 81.56%.

MORTGAGE INSURANCE

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
  MORTGAGE INSURANCE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance                 1,838      $312,949,838     91.98%     7.291%    635      $ 170,267     81.12%      41.15%
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance                      138        27,285,498      8.02      7.510     663        197,721     86.55       44.28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1,976      $340,235,336    100.00%     7.308%    637      $ 172,184     81.56%      41.40%
------------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
     LOAN PURPOSE                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                  1,032       $170,262,207     50.04%     7.379%     613     $ 164,983     79.47%       48.87%
------------------------------------------------------------------------------------------------------------------------------------
Purchase                               812        148,324,896     43.59      7.255      666       182,666     84.22        31.68
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                  132         21,648,233      6.36      7.120      626       164,002     79.77        49.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,976       $340,235,336    100.00%     7.308%     637     $ 172,184     81.56%       41.40%
------------------------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

PROPERTY TYPE

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
     PROPERTY TYPE               MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence              1,530       $251,799,540     74.01%     7.286%     626     $ 164,575     81.16%      45.19%
------------------------------------------------------------------------------------------------------------------------------------
Townhouse                               17          2,908,556      0.85      7.342      646       171,092     86.92       61.70
------------------------------------------------------------------------------------------------------------------------------------
Condominium                             92         14,995,512      4.41      7.084      656       162,995     82.29       45.86
------------------------------------------------------------------------------------------------------------------------------------
Two-to-Four Family                     221         46,060,135     13.54      7.653      671       208,417     83.43       28.89
------------------------------------------------------------------------------------------------------------------------------------
Cooperative                             17          2,045,031      0.60      6.855      743       120,296     75.46       16.50
------------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                99         22,426,562      6.59      7.034      660       226,531     81.49       21.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,976       $340,235,336    100.00%     7.308%     637     $ 172,184     81.56%      41.40%
------------------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION TYPE

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
DOCUMENTATION TYPE               MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Full or Alternative
Documentation                          955       $140,864,315     41.40%     7.332%    614      $ 147,502    82.97%       100.00%
------------------------------------------------------------------------------------------------------------------------------------
Reduced Documentation                  298         72,504,619     21.31      7.088     664        243,304    78.64          0.00
------------------------------------------------------------------------------------------------------------------------------------
Stated Documentation                   418         65,442,485     19.23      7.692     645        156,561    82.84          0.00
------------------------------------------------------------------------------------------------------------------------------------
No Income/No Asset                     261         50,859,114     14.95      7.113     642        194,863    79.81          0.00
------------------------------------------------------------------------------------------------------------------------------------
No Ratio                                44         10,564,803      3.11      7.066     683        240,109    83.18          0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,976       $340,235,336    100.00%     7.308%    637      $ 172,184    81.56%        41.40%
------------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY STATUS

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
OCCUPANCY STATUS                 MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Primary                              1,589       $289,956,229     85.22%     7.176%     630     $ 182,477    81.32%        43.66%
------------------------------------------------------------------------------------------------------------------------------------
Investment                             370         46,042,129     13.53      8.209      675       124,438    84.05         30.23
------------------------------------------------------------------------------------------------------------------------------------
Second Home                             17          4,236,978      1.25      6.596      675       249,234    71.03          8.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,976       $340,235,336    100.00%     7.308%     637     $ 172,184    81.56%        41.40%
------------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

MORTGAGE LOAN AGE SUMMARY

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
 MORTGAGE LOAN AGE                  NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
      (MONTHS)                   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
2                                       21       $  2,429,800     0.71%      7.624%    608      $ 115,705     74.73%        56.56%
------------------------------------------------------------------------------------------------------------------------------------
3                                      709        135,813,529    39.92       6.873     625        191,556     79.91         46.02
------------------------------------------------------------------------------------------------------------------------------------
4                                      274         65,138,536    19.15       6.983     668        237,732     79.36         18.20
------------------------------------------------------------------------------------------------------------------------------------
5                                      489         61,102,799    17.96       8.255     645        124,955     85.96         38.25
------------------------------------------------------------------------------------------------------------------------------------
6                                      207         29,224,109     8.59       7.726     624        141,179     82.25         65.64
------------------------------------------------------------------------------------------------------------------------------------
7                                      100         16,580,036     4.87       7.435     626        165,800     82.33         41.90
------------------------------------------------------------------------------------------------------------------------------------
8                                      101         17,631,409     5.18       7.774     611        174,568     84.62         58.06
------------------------------------------------------------------------------------------------------------------------------------
9                                       63         10,491,185     3.08       7.245     642        166,527     84.84         45.65
------------------------------------------------------------------------------------------------------------------------------------
10                                       3            394,487     0.12       8.036     627        131,496     78.14         73.21
------------------------------------------------------------------------------------------------------------------------------------
11                                       1             89,573     0.03       8.050     564         89,573     90.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
13                                       1            392,825     0.12       7.250     716        392,825     90.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
14                                       1             69,119     0.02       6.500     719         69,119     77.67        100.00
------------------------------------------------------------------------------------------------------------------------------------
15                                       3            281,442     0.08       6.710     740         93,814     57.53         37.42
------------------------------------------------------------------------------------------------------------------------------------
16                                       1            165,997     0.05       7.000     791        165,997     80.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
18                                       1            289,027     0.08       6.250     712        289,027     74.39          0.00
------------------------------------------------------------------------------------------------------------------------------------
29                                       1            141,462     0.04       8.500     554        141,462     80.00        100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                               1,976       $340,235,336   100.00%      7.308%    637      $ 172,184     81.56%        41.40%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

ORIGINAL PREPAYMENT PENALTY TERM

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
  ORIGINAL PREPAYMENT               NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
     PENALTY TERM                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
None                                   619       $120,345,349     35.37%    7.407%      654     $ 194,419    81.46%        34.70%
------------------------------------------------------------------------------------------------------------------------------------
6 Months                                 9          2,116,717      0.62     6.501       658       235,191    79.63         13.61
------------------------------------------------------------------------------------------------------------------------------------
12 Months                               92         19,691,943      5.79     7.186       652       214,043    78.33         40.40
------------------------------------------------------------------------------------------------------------------------------------
24 Months                              662        117,274,112     34.47     7.110       617       177,151    82.71         44.72
------------------------------------------------------------------------------------------------------------------------------------
36 Months                              534         73,229,540     21.52     7.518       633       137,134    81.08         48.56
------------------------------------------------------------------------------------------------------------------------------------
60 Months                               60          7,577,675      2.23     7.339       660       126,295    78.89         37.57
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,976       $340,235,336    100.00%    7.308%      637     $ 172,184    81.56%        41.40%
------------------------------------------------------------------------------------------------------------------------------------

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

CREDIT SCORES

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
RANGE OF CREDIT SCORES           MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
Not Available                            1       $    145,774     0.04%     9.400%        0     $ 145,774     87.04%      100.00%
------------------------------------------------------------------------------------------------------------------------------------
476 to 500                               5          1,258,926     0.37      7.927       500       251,785     73.90        40.15
------------------------------------------------------------------------------------------------------------------------------------
501 to 525                              81         12,170,888     3.58      7.999       513       150,258     73.18        60.41
------------------------------------------------------------------------------------------------------------------------------------
526 to 550                             173         25,745,654     7.57      7.961       538       148,819     76.24        62.73
------------------------------------------------------------------------------------------------------------------------------------
551 to 575                             163         23,516,814     6.91      7.711       563       144,275     80.10        54.81
------------------------------------------------------------------------------------------------------------------------------------
576 to 600                             216         31,354,185     9.22      7.508       588       145,158     82.95        72.46
------------------------------------------------------------------------------------------------------------------------------------
601 to 625                             268         41,459,633    12.19      7.406       613       154,700     83.63        59.26
------------------------------------------------------------------------------------------------------------------------------------
626 to 650                             358         61,199,368    17.99      7.215       637       170,948     82.21        37.30
------------------------------------------------------------------------------------------------------------------------------------
651 to 675                             270         51,939,229    15.27      7.060       663       192,368     81.84        21.90
------------------------------------------------------------------------------------------------------------------------------------
676 to 700                             178         38,069,634    11.19      6.992       686       213,874     82.41        26.88
------------------------------------------------------------------------------------------------------------------------------------
701 to 725                             121         24,021,896     7.06      7.184       712       198,528     85.08        19.67
------------------------------------------------------------------------------------------------------------------------------------
726 to 750                              69         14,057,768     4.13      6.959       737       203,736     82.95        29.57
------------------------------------------------------------------------------------------------------------------------------------
751 to 775                              51         11,104,366     3.26      6.844       762       217,733     78.76        23.93
------------------------------------------------------------------------------------------------------------------------------------
776 to 800                              21          4,158,998     1.22      6.738       784       198,048     79.52        13.47
------------------------------------------------------------------------------------------------------------------------------------
801 to 806                               1             32,204     0.01      7.500       806        32,204     90.00         0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,976       $340,235,336   100.00%     7.308%      637     $ 172,184     81.56%       41.40%
------------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
RANGE OF MARGINS                 MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%                        16       $  5,787,200      2.73%     5.751%     676     $ 361,700     69.82%       15.97%
------------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                        12          3,482,571      1.65      6.360      688       290,214     78.23         8.27
------------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                        26          8,265,913      3.91      6.650      684       317,920     80.40         7.69
------------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                        36          8,362,709      3.95      7.063      665       232,297     80.74        23.92
------------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                         8          1,345,248      0.64      6.988      672       168,156     80.00         8.72
------------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                        96         21,288,098     10.06      6.577      635       221,751     83.26        44.23
------------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                       393         71,468,270     33.76      6.807      616       181,853     82.84        53.53
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                        90         16,004,975      7.56      7.060      597       177,833     79.66        42.73
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                       112         19,668,470      9.29      7.372      589       175,611     81.35        51.71
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                        83         11,496,425      5.43      7.962      592       138,511     77.43        70.82
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                        58          8,363,628      3.95      7.643      609       144,200     81.66        53.67
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                        98         12,110,464      5.72      8.178      629       123,576     87.42        46.63
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                        40          4,036,386      1.91      8.540      586       100,910     85.74        83.97
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                       100         10,852,311      5.13      9.023      641       108,523     90.98        44.13
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                        30          3,071,979      1.45      9.448      566       102,399     83.05        59.35
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                       50          5,203,187      2.46      9.919      644       104,064     92.11        16.97
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                       8            414,478      0.20     10.301      547        51,810     74.28       100.00
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                       9            448,770      0.21     10.811      554        49,863     77.97        88.86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,265       $211,671,081    100.00%     7.275%     621     $ 167,329     82.47%       46.59%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 10.990% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 5.925% per annum.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
RANGE OF MAXIMUM                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
MORTGAGE RATES                   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
11.000% or less                         12       $  3,135,825      1.48%     5.503%    677      $ 261,319    73.29%        53.57%
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                      49         12,303,358      5.81      5.528     660        251,089    77.97         66.51
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                      63         16,018,758      7.57      5.933     660        254,266    78.37         42.61
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                      72         15,782,134      7.46      6.449     639        219,196    83.51         47.98
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                     199         39,095,197     18.47      6.810     625        196,458    80.94         39.42
------------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                     219         36,856,532     17.41      7.207     619        168,295    81.93         40.30
------------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                     186         30,094,534     14.22      7.525     614        161,799    85.64         48.30
------------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                     129         18,556,850      8.77      7.901     610        143,852    86.44         49.88
------------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                     129         17,171,033      8.11      8.363     609        133,109    83.74         46.53
------------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                      81          8,725,721      4.12      8.868     585        107,725    84.83         54.84
------------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                      62          7,356,981      3.48      9.344     590        118,661    84.56         47.06
------------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                      28          3,079,639      1.45      8.995     569        109,987    84.28         58.79
------------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                      28          2,736,651      1.29     10.025     553         97,738    78.24         61.78
------------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                       4            367,030      0.17     10.411     554         91,757    63.31        100.00
------------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%                       4            390,838      0.18     10.928     551         97,710    81.57         52.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,265       $211,671,081    100.00%     7.275%    621      $ 167,329    82.47%        46.59%
------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 17.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.435% per annum.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                                   AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED      PERCENT
                                                   PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE      FULL OR
                                    NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    ALTERNATIVE
NEXT RATE ADJUSTMENT DATE        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV      DOCUMENTATION
------------------------------------------------------------------------------------------------------------------------------------
July 2005                                1       $     89,573      0.04%    8.050%     564      $  89,573    90.00%         0.00%
------------------------------------------------------------------------------------------------------------------------------------
August 2005                              2            288,822      0.14     8.141      619        144,411    73.80        100.00
------------------------------------------------------------------------------------------------------------------------------------
September 2005                          24          4,267,090      2.02     7.039      613        177,795    85.07         38.10
------------------------------------------------------------------------------------------------------------------------------------
October 2005                            60         11,173,745      5.28     7.910      592        186,229    84.19         56.19
------------------------------------------------------------------------------------------------------------------------------------
November 2005                           49          8,563,683      4.05     7.523      607        174,769    83.82         34.50
------------------------------------------------------------------------------------------------------------------------------------
December 2005                           57          8,763,121      4.14     7.439      629        153,739    86.24         56.07
------------------------------------------------------------------------------------------------------------------------------------
January 2006                           233         30,435,049     14.38     8.278      649        130,623    88.65         32.19
------------------------------------------------------------------------------------------------------------------------------------
February 2006                           79         16,463,436      7.78     6.877      643        208,398    80.66         28.87
------------------------------------------------------------------------------------------------------------------------------------
March 2006                             439         81,992,755     38.74     6.813      609        186,772    81.25         52.16
------------------------------------------------------------------------------------------------------------------------------------
April 2006                               4            769,100      0.36     6.664      635        192,275    77.44         29.40
------------------------------------------------------------------------------------------------------------------------------------
September 2006                           2            560,776      0.26     8.158      683        280,388    86.60          0.00
------------------------------------------------------------------------------------------------------------------------------------
October 2006                             3            567,136      0.27     7.161      627        189,045    88.99         55.04
------------------------------------------------------------------------------------------------------------------------------------
November 2006                            6            671,190      0.32     7.281      593        111,865    88.33         57.19
------------------------------------------------------------------------------------------------------------------------------------
December 2006                           56          5,994,643      2.83     8.273      589        107,047    85.21         83.36
------------------------------------------------------------------------------------------------------------------------------------
January 2007                            68          8,150,704      3.85     8.155      612        119,863    83.10         60.83
------------------------------------------------------------------------------------------------------------------------------------
February 2007                           31          7,742,148      3.66     6.673      659        249,747    74.10         13.75
------------------------------------------------------------------------------------------------------------------------------------
March 2007                             121         19,161,300      9.05     7.186      627        158,358    79.24         56.91
------------------------------------------------------------------------------------------------------------------------------------
April 2007                              12          1,005,100      0.47     8.448      571         83,758    77.91         76.43
------------------------------------------------------------------------------------------------------------------------------------
November 2008                            1            480,000      0.23     5.625      648        480,000    69.46          0.00
------------------------------------------------------------------------------------------------------------------------------------
December 2008                            2            828,483      0.39     6.498      654        414,241    64.55          0.00
------------------------------------------------------------------------------------------------------------------------------------
January 2009                             1            284,000      0.13     6.000      649        284,000    80.00          0.00
------------------------------------------------------------------------------------------------------------------------------------
February 2009                            2            478,222      0.23     6.082      681        239,111    79.91         34.05
------------------------------------------------------------------------------------------------------------------------------------
March 2009                              12          2,941,006      1.39     6.768      638        245,084    81.25         50.07
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                1265       $211,671,081    100.00%    7.275%     621      $ 167,329    82.47%        46.59%
------------------------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

[**It is assumed for purposes of the modeling assumptions that the Mortgage Loans are transferred to the Trust Fund such that the July 1, 2004 payments on such Mortgage Loans are remitted to the Trust Fund for distribution on the distribution date in July 2004.]

                             **ASSUMED MORTGAGE POOL
                            FIXED RATE MORTGAGE LOANS

                                                                                                                           ORIGINAL
                                                                  ORIGINAL      REMAINING      ORIGINAL      REMAINING     MONTHS TO
                                  NET     ORIGINAL   REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE   MORTGAGE    TERM       TERM         TERM          TERM           TERM          TERM         PENALTY
CURRENT BALANCE ($)   RATE(%)   RATE(%)   (MONTHS)   (MONTHS)     (MONTHS)      (MONTHS)       (MONTHS)      (MONTHS)     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------
   2,216,690.75        7.152     6.612      180         176         360            356            0              0             0
------------------------------------------------------------------------------------------------------------------------------------
      37,644.28        9.990     9.465      120         113         120            113            0              0             0
------------------------------------------------------------------------------------------------------------------------------------
     125,362.12        9.515     8.990      120         114         120            114            0              0            36
------------------------------------------------------------------------------------------------------------------------------------
   5,186,607.99        6.526     5.838      180         175         180            175            0              0             0
------------------------------------------------------------------------------------------------------------------------------------
      58,308.68        9.670     9.145      180         175         180            175            0              0            24
------------------------------------------------------------------------------------------------------------------------------------
   2,402,556.40        7.413     6.883      180         174         180            174            0              0            36
------------------------------------------------------------------------------------------------------------------------------------
     741,924.08        9.164     8.639      180         174         180            174            0              0            60
------------------------------------------------------------------------------------------------------------------------------------
     133,237.78        8.493     7.968      240         233         240            233            0              0             0
------------------------------------------------------------------------------------------------------------------------------------
     212,743.66        9.440     8.915      240         232         240            232            0              0            12
------------------------------------------------------------------------------------------------------------------------------------
     921,952.18        7.544     7.011      240         234         240            234            0              0            36
------------------------------------------------------------------------------------------------------------------------------------
      48,555.90        8.275     7.750      240         234         240            234            0              0            60
------------------------------------------------------------------------------------------------------------------------------------
      92,656.45        7.467     6.942      300         297         300            297            0              0            36
------------------------------------------------------------------------------------------------------------------------------------
  63,552,349.84        7.300     6.615      360         355         360            355            0              0             0
------------------------------------------------------------------------------------------------------------------------------------
     147,352.82        6.500     5.935      360         356         360            356            0              0             6
------------------------------------------------------------------------------------------------------------------------------------
   8,137,602.26        7.562     7.031      360         356         360            356            0              0            12
------------------------------------------------------------------------------------------------------------------------------------
   3,437,025.30        7.708     7.183      360         355         360            355            0              0            24
------------------------------------------------------------------------------------------------------------------------------------
  30,657,708.72        7.496     6.966      360         355         360            355            0              0            36
------------------------------------------------------------------------------------------------------------------------------------
   4,408,448.22        7.210     6.683      360         355         360            355            0              0            60
------------------------------------------------------------------------------------------------------------------------------------
     288,572.32        7.000     6.435      360         356         360            356           120            116            0
------------------------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-3HE


                            ADJUSTABLE RATE MORTGAGES

                                                                     ORIGINAL       REMAINING
                                    NET      ORIGINAL   REMAINING  INTEREST-ONLY  INTEREST-ONLY
                       MORTGAGE   MORTGAGE     TERM       TERM         TERM           TERM         GROSS
CURRENT BALANCE ($)    RATE(%)    RATE(%)    (MONTHS)   (MONTHS)     (MONTHS)       (MONTHS)     MARGIN(%)
----------------------------------------------------------------------------------------------------------
    31,646,217.07       7.761      7.235        360        355           0              0          6.244
----------------------------------------------------------------------------------------------------------
       290,160.71       7.250      6.725        360        356           0              0          3.500
----------------------------------------------------------------------------------------------------------
     4,671,369.29       7.196      6.663        360        356           0              0          5.562
----------------------------------------------------------------------------------------------------------
    95,526,811.13       7.197      6.672        360        356           0              0          5.932
----------------------------------------------------------------------------------------------------------
     5,376,612.72       8.206      7.681        360        355           0              0          7.687
----------------------------------------------------------------------------------------------------------
       604,453.84       7.976      7.451        360        355           0              0          7.345
----------------------------------------------------------------------------------------------------------
     7,955,280.93       7.966      7.441        360        355           0              0          7.186
----------------------------------------------------------------------------------------------------------
       304,805.12       7.129      6.604        360        356           0              0          3.629
----------------------------------------------------------------------------------------------------------
     1,462,707.33       7.613      7.088        360        357           0              0          6.686
----------------------------------------------------------------------------------------------------------
     1,276,138.33       6.067      5.542        360        356           0              0          5.507
----------------------------------------------------------------------------------------------------------
    22,805,162.49       7.670      7.144        360        356           0              0          6.941
----------------------------------------------------------------------------------------------------------
       111,938.51       9.575      9.050        360        354           0              0          9.575
----------------------------------------------------------------------------------------------------------
       876,288.46       6.578      6.039        360        356           0              0          4.472
----------------------------------------------------------------------------------------------------------
       207,044.19       7.080      6.555        360        357           0              0          5.500
----------------------------------------------------------------------------------------------------------
     1,410,993.25       6.589      6.064        360        357           0              0          5.534
----------------------------------------------------------------------------------------------------------
     1,225,692.06       6.637      6.112        360        357          44             41          4.413
----------------------------------------------------------------------------------------------------------
       804,296.24       5.756      5.203        360        356          24             20          3.088
----------------------------------------------------------------------------------------------------------
     2,686,196.59       6.087      5.562        360        357          30             27          3.903
----------------------------------------------------------------------------------------------------------
    11,158,225.21       6.332      5.804        360        357          33             30          4.449
----------------------------------------------------------------------------------------------------------
       764,176.95       6.063      5.538        360        356          24             20          2.688
----------------------------------------------------------------------------------------------------------
       761,884.42       6.455      5.909        360        356          24             20          3.080
----------------------------------------------------------------------------------------------------------
     1,566,562.74       6.222      5.697        360        357          40             37          2.718
----------------------------------------------------------------------------------------------------------
       475,318.06       6.902      6.360        360        355          85             80          3.474
----------------------------------------------------------------------------------------------------------
     1,146,647.51       6.071      5.546        360        356          36             32          3.329
----------------------------------------------------------------------------------------------------------
       359,163.17       5.625      5.060        360        356          36             32          2.250
----------------------------------------------------------------------------------------------------------
     4,425,587.50       6.857      6.332        360        356          36             32          4.608
----------------------------------------------------------------------------------------------------------
       271,282.82       6.000      5.475        360        355          60             55          5.000
----------------------------------------------------------------------------------------------------------
       492,894.13       7.250      6.725        360        357          60             57          3.000
----------------------------------------------------------------------------------------------------------
       967,639.06       6.293      5.768        360        355          60             55          5.192
----------------------------------------------------------------------------------------------------------
       561,150.42       5.922      5.397        360        354          60             54          4.567
----------------------------------------------------------------------------------------------------------

                                                                                 NUMBER OF
                                                                                   MONTHS                      ORIGINAL
                          INITIAL                                     RATE       UNTIL NEXT                    MONTHS TO
                           RATE                                      CHANGE         RATE                      PREPAYMENT
                          CHANGE   PERIODIC   MAXIMUM   MINIMUM    FREQUENCY     ADJUSTMENT                     PENALTY
CURRENT BALANCE ($)       CAP(%)    CAP(%)    RATE(%)   RATE(%)     (MONTHS)        DATE          INDEX       EXPIRATION
------------------------------------------------------------------------------------------------------------------------
    31,646,217.07         2.609      1.134     13.842     7.455         6            19       6-Month LIBOR        0
------------------------------------------------------------------------------------------------------------------------
       290,160.71         3.000      1.000     13.250     3.500         6            20       6-Month LIBOR        6
------------------------------------------------------------------------------------------------------------------------
     4,671,369.29         2.622      1.126     13.552     6.543         6            20       6-Month LIBOR       12
------------------------------------------------------------------------------------------------------------------------
    95,526,811.13         2.710      1.095     13.373     7.118         6            20       6-Month LIBOR       24
------------------------------------------------------------------------------------------------------------------------
     5,376,612.72         3.000      1.000     13.792     7.898         6            19       6-Month LIBOR       36
------------------------------------------------------------------------------------------------------------------------
       604,453.84         3.000      1.000     13.976     7.345         6            19       6-Month LIBOR       60
------------------------------------------------------------------------------------------------------------------------
     7,955,280.93         2.908      1.015     14.364     7.749         6            31       6-Month LIBOR        0
------------------------------------------------------------------------------------------------------------------------
       304,805.12         3.000      1.000     13.129     3.629         6            32       6-Month LIBOR        6
------------------------------------------------------------------------------------------------------------------------
     1,462,707.33         3.000      1.000     14.613     6.884         6            33       6-Month LIBOR       12
------------------------------------------------------------------------------------------------------------------------
     1,276,138.33         2.791      1.070     12.381     6.056         6            32       6-Month LIBOR       24
------------------------------------------------------------------------------------------------------------------------
    22,805,162.49         2.948      1.019     14.068     7.256         6            32       6-Month LIBOR       36
------------------------------------------------------------------------------------------------------------------------
       111,938.51         3.000      1.000     15.575     9.575         6            30       6-Month LIBOR       60
------------------------------------------------------------------------------------------------------------------------
       876,288.46         5.000      1.000     11.578     4.967         6            56       6-Month LIBOR        0
------------------------------------------------------------------------------------------------------------------------
       207,044.19         5.000      1.000     12.080     7.080         6            57       6-Month LIBOR       24
------------------------------------------------------------------------------------------------------------------------
     1,410,993.25         5.000      1.000     11.589     6.589         6            57       6-Month LIBOR       36
------------------------------------------------------------------------------------------------------------------------
     1,225,692.06         3.000      1.000     12.637     4.877         6            21       6-Month LIBOR        0
------------------------------------------------------------------------------------------------------------------------
       804,296.24         3.998      1.000     13.751     3.338         6            20       6-Month LIBOR        6
------------------------------------------------------------------------------------------------------------------------
     2,686,196.59         2.787      1.071     12.368     4.190         6            21       6-Month LIBOR       12
------------------------------------------------------------------------------------------------------------------------
    11,158,225.21         2.927      1.024     12.435     4.855         6            21       6-Month LIBOR       24
------------------------------------------------------------------------------------------------------------------------
       764,176.95         3.000      1.000     12.063     2.781         6            20       6-Month LIBOR       36
------------------------------------------------------------------------------------------------------------------------
       761,884.42         3.000      1.000     12.455     3.080         6            20       6-Month LIBOR       60
------------------------------------------------------------------------------------------------------------------------
     1,566,562.74         3.000      1.000     12.039     2.718         6            33       6-Month LIBOR        0
------------------------------------------------------------------------------------------------------------------------
       475,318.06         3.000      1.000     12.902     3.474         6            31       6-Month LIBOR        6
------------------------------------------------------------------------------------------------------------------------
     1,146,647.51         3.000      1.000     12.304     3.404         6            32       6-Month LIBOR       12
------------------------------------------------------------------------------------------------------------------------
       359,163.17         3.000      1.000     10.625     2.250         6            32       6-Month LIBOR       24
------------------------------------------------------------------------------------------------------------------------
     4,425,587.50         2.905      1.095     13.099     4.675         6            32       6-Month LIBOR       36
------------------------------------------------------------------------------------------------------------------------
       271,282.82         5.000      1.000     11.000     6.000         6            55       6-Month LIBOR        0
------------------------------------------------------------------------------------------------------------------------
       492,894.13         5.000      1.000     12.250     7.250         6            57       6-Month LIBOR       12
------------------------------------------------------------------------------------------------------------------------
       967,639.06         5.000      1.000     11.293     6.293         6            55       6-Month LIBOR       36
------------------------------------------------------------------------------------------------------------------------
       561,150.42         5.000      1.000     11.105     5.282         6            54       6-Month LIBOR       60
------------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

                           ONE-MONTH LIBOR CAP TABLE

                                                        LOWER        UPPER
        BEGINNING        ENDING         NOTIONAL        COLLAR      COLLAR
MON      ACCRUAL        ACCRUAL        BALANCE ($)       (%)          (%)
---------------------------------------------------------------------------
 1       6/25/04        7/25/04        318,665,000      6.304        9.600
 2       7/25/04        8/25/04        314,871,816      6.090        9.600
 3       8/25/04        9/25/04        310,408,952      6.094        9.600
 4       9/25/04        10/25/04       305,284,605      6.315        9.600
 5       10/25/04       11/25/04       299,512,347      6.104        9.600
 6       11/25/04       12/25/04       293,119,135      6.327        9.600
 7       12/25/04       1/25/05        286,331,647      6.116        9.600
 8       1/25/05        2/25/05        279,191,129      6.124        9.600
 9       2/25/05        3/25/05        271,838,724      6.832        9.600
 10      3/25/05        4/25/05        264,630,399      6.141        9.600
 11      4/25/05        5/25/05        257,614,635      6.368        9.600
 12      5/25/05        6/25/05        250,786,145      6.159        9.600
 13      6/25/05        7/25/05        244,139,788      6.388        9.600
 14      7/25/05        8/25/05        237,670,569      6.179        9.600
 15      8/25/05        9/25/05        231,373,633      6.189        9.600
 16      9/25/05        10/25/05       225,244,259      6.419        9.600
 17      10/25/05       11/25/05       219,277,860      6.210        9.600
 18      11/25/05       12/25/05       213,458,277      6.441        9.600
 19      12/25/05       1/25/06        206,992,001      6.232        9.600
 20      1/25/06        2/25/06        198,503,056      6.524        9.600
 21      2/25/06        3/25/06        190,088,079      8.158        9.600
 22      3/25/06        4/25/06        182,105,796      7.464        9.600
 23      4/25/06        5/25/06        174,519,906      7.724        9.600
 24      5/25/06        6/25/06        167,767,756      7.457        9.600
 25      6/25/06        7/25/06        162,623,194      7.718        9.600
 26      7/25/06        8/25/06        157,845,751      7.565        9.600
 27      8/25/06        9/25/06        153,215,025      7.861        9.600
 28      9/25/06        10/25/06       148,729,298      8.178        9.600
 29      10/25/06       11/25/06       144,378,471      7.900        9.600
 30      11/25/06       12/25/06       140,158,874      8.174        9.600
 31      12/25/06       1/25/07        136,066,302      7.897        9.600
 32      1/25/07        2/25/07        132,094,414      8.061        9.600
 33      2/25/07        3/25/07        128,243,738      9.530        9.600
 34      3/25/07        4/25/07        124,513,291      8.629        9.600
 35      4/25/07        5/25/07        120,894,734      8.924        9.600
 36      5/25/07        6/25/07        117,383,832      8.618        9.600
 37      6/25/07        7/25/07        113,977,175      8.914        9.600
 38      7/25/07        8/25/07        112,445,616      8.579        9.600
 39      8/25/07        9/25/07        109,363,335      8.902        9.600
 40      9/25/07        10/25/07       106,374,926      9.238        9.600
 41      10/25/07       11/25/07       103,474,808      8.905        9.600
 42      11/25/07       12/25/07       100,659,792      9.193        9.600
 43      12/25/07       1/25/08         97,927,095      8.863        9.600
 44      1/25/08        2/25/08         95,274,260      8.865        9.600
 45      2/25/08        3/25/08         92,698,955      9.605        9.600
 46      3/25/08        4/25/08         90,199,435      8.948        9.600
 47      4/25/08        5/25/08         87,772,559      9.236        9.600
 48      5/25/08        6/25/08         85,415,975      8.902        9.600
 49      6/25/08        7/25/08         83,127,502      9.188        9.600
 50      7/25/08        8/25/08         80,905,031      8.873        9.600
 51      8/25/08        9/25/08         78,746,615      8.916        9.600
 52      9/25/08        10/25/08        76,650,570      9.208        9.600
 53      10/25/08       11/25/08        74,614,609      8.875        9.600
 54      11/25/08       12/25/08        72,636,843      9.159        9.600
 55      12/25/08       1/25/09         70,715,487      8.833        9.600
 56      1/25/09        2/25/09         68,848,763      8.829        9.600
 57      2/25/09        3/25/09         67,034,979      9.823        9.600
 58      3/25/09        4/25/09         65,272,767      8.834        9.600
 59      4/25/09        5/25/09         63,560,504      9.117        9.600
 60      5/25/09        6/25/09         61,896,536      8.786        9.600
 61      6/25/09        7/25/09         60,279,398      9.068        9.600
 62      7/25/09        8/25/09         58,707,673      8.739        9.600
 63      8/25/09        9/25/09         57,179,985      8.715        9.600
 64      9/25/09        10/25/09        55,695,006      8.994        9.600
 65      10/25/09       11/25/09        54,251,448      8.668        9.600
 66      11/25/09       12/25/09        52,848,067      8.946        9.600
 67      12/25/09       1/25/10         51,483,657      8.621        9.600
 68      1/25/10        2/25/10         50,157,051      8.598        9.600
 69      2/25/10        3/25/10         48,867,118      9.536        9.600
 70      3/25/10        4/25/10         47,612,765      8.552        9.600
 71      4/25/10        5/25/10         46,392,933      8.826        9.600
 72      5/25/10        6/25/10         45,206,596      8.506        9.600
 73      6/25/10        7/25/10         44,052,761      8.779        9.600
 74      7/25/10        8/25/10         42,930,466      8.461        9.600
 75      8/25/10        9/25/10         41,838,779      8.438        9.600
 76      9/25/10        10/25/10        40,776,800      8.710        9.600
 77      10/25/10       11/25/10        39,731,559      8.397        9.600
 78      11/25/10       12/25/10        38,685,608      8.677        9.600
 79      12/25/10       1/25/11         37,667,926      8.371        9.600
 80      1/25/11        2/25/11         36,677,689      8.359        9.600
 81      2/25/11        3/25/11         35,714,096      9.285        9.600
 82      3/25/11        4/25/11         34,776,354      8.336        9.600
 83      4/25/11        5/25/11         33,863,731      8.616        9.600
 84      5/25/11        6/25/11         32,975,499      8.315        9.600
 85      6/25/11        7/25/11         32,110,952      8.595        9.600
 86      7/25/11        8/25/11         31,269,408      8.295        9.600
 87      8/25/11        9/25/11                  0      0.000        0.000

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

                      AVAILABLE FUNDS     AVAILABLE FUNDS
MON        DATE       CAP (%) (1), (2)    CAP (%) (1), (3)
----------------------------------------------------------
 1        7/25/04          6.704                6.704
----------------------------------------------------------
 2        8/25/04          6.490               10.000
----------------------------------------------------------
 3        9/25/04          6.494               10.000
----------------------------------------------------------
 4       10/25/04          6.715               10.000
----------------------------------------------------------
 5       11/25/04          6.504               10.000
----------------------------------------------------------
 6       12/25/04          6.727               10.000
----------------------------------------------------------
 7        1/25/05          6.516               10.000
----------------------------------------------------------
 8        2/25/05          6.524               10.000
----------------------------------------------------------
 9        3/25/05          7.232               10.000
----------------------------------------------------------
 10       4/25/05          6.541               10.000
----------------------------------------------------------
 11       5/25/05          6.768               10.000
----------------------------------------------------------
 12       6/25/05          6.559               10.000
----------------------------------------------------------
 13       7/25/05          6.788               10.000
----------------------------------------------------------
 14       8/25/05          6.579               10.000
----------------------------------------------------------
 15       9/25/05          6.589               10.000
----------------------------------------------------------
 16      10/25/05          6.819               10.000
----------------------------------------------------------
 17      11/25/05          6.610               10.000
----------------------------------------------------------
 18      12/25/05          6.841               10.000
----------------------------------------------------------
 19       1/25/06          6.632               10.000
----------------------------------------------------------
 20       2/25/06          6.639               10.000
----------------------------------------------------------
 21       3/25/06          7.353               10.000
----------------------------------------------------------
 22       4/25/06          6.631               10.000
----------------------------------------------------------
 23       5/25/06          6.869               10.000
----------------------------------------------------------
 24       6/25/06          6.659               10.000
----------------------------------------------------------
 25       7/25/06          6.891               10.000
----------------------------------------------------------
 26       8/25/06          6.677               10.000
----------------------------------------------------------
 27       9/25/06          6.685               10.000
----------------------------------------------------------
 28      10/25/06          6.916               10.000
----------------------------------------------------------
 29      11/25/06          6.702               10.000
----------------------------------------------------------
 30      12/25/06          6.934               10.000
----------------------------------------------------------
 31       1/25/07          6.720               10.000
----------------------------------------------------------
 32       2/25/07          6.736               10.000
----------------------------------------------------------
 33       3/25/07          7.484               10.000
----------------------------------------------------------
 34       4/25/07          6.762               10.000
----------------------------------------------------------
 35       5/25/07          6.998               10.000
----------------------------------------------------------
 36       6/25/07          6.782               10.000
----------------------------------------------------------
 37       7/25/07          7.019               10.000
----------------------------------------------------------
 38       8/25/07          6.694               10.000
----------------------------------------------------------
 39       9/25/07          6.693               10.000
----------------------------------------------------------
 40      10/25/07          6.917               10.000
----------------------------------------------------------
 41      11/25/07          6.695               10.000
----------------------------------------------------------
 42      12/25/07          6.920               10.000
----------------------------------------------------------
 43       1/25/08          6.698               10.000
----------------------------------------------------------
 44       2/25/08          6.699               10.000
----------------------------------------------------------
 45       3/25/08          7.163               10.005
----------------------------------------------------------
 46       4/25/08          6.702               10.000
----------------------------------------------------------
 47       5/25/08          6.925               10.000
----------------------------------------------------------
 48       6/25/08          6.702               10.000
----------------------------------------------------------
 49       7/25/08          6.926               10.000
----------------------------------------------------------
 50       8/25/08          6.703               10.000
----------------------------------------------------------
 51       9/25/08          6.704               10.000
----------------------------------------------------------
 52      10/25/08          6.928               10.000
----------------------------------------------------------
 53      11/25/08          6.705               10.000
----------------------------------------------------------
 54      12/25/08          6.929               10.000
----------------------------------------------------------
 55       1/25/09          6.705               10.000
----------------------------------------------------------
 56       2/25/09          6.706               10.000
----------------------------------------------------------
 57       3/25/09          7.424               10.223
----------------------------------------------------------
 58       4/25/09          6.706               10.000
----------------------------------------------------------
 59       5/25/09          6.930               10.000
----------------------------------------------------------
 60       6/25/09          6.707               10.000
----------------------------------------------------------
 61       7/25/09          6.931               10.000
----------------------------------------------------------
 62       8/25/09          6.708               10.000
----------------------------------------------------------
 63       9/25/09          6.708               10.000
----------------------------------------------------------
 64      10/25/09          6.933               10.000
----------------------------------------------------------
 65      11/25/09          6.709               10.000
----------------------------------------------------------
 66      12/25/09          6.933               10.000
----------------------------------------------------------
 67       1/25/10          6.710               10.000
----------------------------------------------------------
 68       2/25/10          6.711               10.000
----------------------------------------------------------
 69       3/25/10          7.430               10.000
----------------------------------------------------------
 70       4/25/10          6.711               10.000
----------------------------------------------------------
 71       5/25/10          6.936               10.000
----------------------------------------------------------
 72       6/25/10          6.712               10.000
----------------------------------------------------------
 73       7/25/10          6.936               10.000
----------------------------------------------------------
 74       8/25/10          6.713               10.000
----------------------------------------------------------
 75       9/25/10          6.713               10.000
----------------------------------------------------------
 76      10/25/10          6.938               10.000
----------------------------------------------------------
 77      11/25/10          6.720               10.000
----------------------------------------------------------
 78      12/25/10          6.952               10.000
----------------------------------------------------------
 79       1/25/11          6.735               10.000
----------------------------------------------------------
 80       2/25/11          6.743               10.000
----------------------------------------------------------
 81       3/25/11          7.475               10.000
----------------------------------------------------------
 82       4/25/11          6.760               10.000
----------------------------------------------------------
 83       5/25/11          6.994               10.000
----------------------------------------------------------
 84       6/25/11          6.778               10.000
----------------------------------------------------------
 85       7/25/11          7.013               10.000
----------------------------------------------------------
 86       8/25/11          0.000               10.000
----------------------------------------------------------

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date plus any 1ML Cap flows, less the current interest on the Class A-X-A, Class A-X-B, Class M-1-X, Class M-2-X and Class M-3-X Certificates, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, then, multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.10% and 1.27%, respectively. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.10% and 1.27% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

                         DISCOUNT MARGIN TABLE (TO CALL)

                                    0%               80%               100%               150%              200%
                              PRICING SPEED     PRICING SPEED     PRICING SPEED      PRICING SPEED     PRICING SPEED
                                 TO CALL           TO CALL           TO CALL            TO CALL           TO CALL
--------------------------------------------------------------------------------------------------------------------
                               DISC MARGIN       DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN
====================================================================================================================
A-1-B

                 100.00%                 40                40                40                 40                40

               WAL (YRS)              24.81              5.20              4.01               2.05              1.48
          MOD DURN (YRS)              20.78              5.00              3.89               2.03              1.48
        PRINCIPAL WINDOW      Jan24 - Oct32     Sep06 - Jun13     Apr06 - Jul11      Oct05 - Dec08     Jun05 - Jul06
--------------------------------------------------------------------------------------------------------------------
M-1

                 100.00%                 55                55                55                 55                55

               WAL (YRS)              25.74              5.83              4.87               4.50              2.33
          MOD DURN (YRS)              21.04              5.56              4.69               4.37              2.30
        PRINCIPAL WINDOW      Sep25 - Oct32     Aug07 - Jun13     Nov07 - Jul11      Dec08 - Dec08     Jul06 - Feb07
--------------------------------------------------------------------------------------------------------------------
M-2

                 100.00%                120               120               120                120               120

               WAL (YRS)              25.74              5.82              4.78               4.12              2.91
          MOD DURN (YRS)              19.40              5.42              4.52               3.95              2.83
        PRINCIPAL WINDOW      Sep25 - Oct32     Jul07 - Jun13     Sep07 - Jul11      Feb08 - Dec08     Feb07 - Jun07
--------------------------------------------------------------------------------------------------------------------
M-3

                 100.00%                140               140               140                140               140

               WAL (YRS)              25.74              5.82              4.74               3.80              3.00
          MOD DURN (YRS)              18.93              5.37              4.46               3.63              2.90
        PRINCIPAL WINDOW      Sep25 - Oct32     Jul07 - Jun13     Aug07 - Jul11      Dec07 - Dec08     Jun07 - Jun07
--------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                    0%               80%               100%              150%               200%
                              PRICING SPEED     PRICING SPEED     PRICING SPEED      PRICING SPEED     PRICING SPEED
                               TO MATURITY       TO MATURITY       TO MATURITY        TO MATURITY       TO MATURITY
--------------------------------------------------------------------------------------------------------------------
                               DISC MARGIN       DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN
====================================================================================================================
A-1-B

                 100.00%                 40                44                44                 42                40

               WAL (YRS)              24.92              5.82              4.53               2.20              1.48
          MOD DURN (YRS)              20.85              5.53              4.35               2.17              1.48
        PRINCIPAL WINDOW      Jan24 - Jan34     Sep06 - Jul25     Apr06 - Dec21      Oct05 - Feb16     Jun05 - Jul06
--------------------------------------------------------------------------------------------------------------------
M-1

                 100.00%                 55                58                58                 62                55

               WAL (YRS)              25.88              6.51              5.45               6.03              2.33
          MOD DURN (YRS)              21.12              6.12              5.20               5.76              2.30
        PRINCIPAL WINDOW      Sep25 - Dec33     Aug07 - Sep21     Nov07 - Jul18      Dec08 - Sep13     Jul06 - Feb07
--------------------------------------------------------------------------------------------------------------------
M-2

                 100.00%                120               125               125                124               139

               WAL (YRS)              25.87              6.42              5.29               4.45              4.43
          MOD DURN (YRS)              19.47              5.89              4.94               4.24              4.19
        PRINCIPAL WINDOW      Sep25 - Nov33     Jul07 - Dec19     Sep07 - Feb17      Feb08 - Aug12     Feb07 - Oct12
--------------------------------------------------------------------------------------------------------------------
M-3

                 100.00%                140               145               145                144               165

               WAL (YRS)              25.86              6.32              5.17               4.07              4.73
          MOD DURN (YRS)              18.99              5.77              4.81               3.87              4.46
        PRINCIPAL WINDOW      Sep25 - Sep33     Jul07 - Nov17     Aug07 - Mar15      Dec07 - May11     Nov08 - Jul09
--------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

TO MATURITY

       PERCENTAGE OF CLASS A-1-B CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING        80% PRICING       100% PRICING       150% PRICING       200% PRICING
       DATE               SPEED             SPEED              SPEED              SPEED             SPEED
-------------------------------------------------------------------------------------------------------------
Initial Percentage         100                100                100                100               100
    25-Jun-05              100                100                100                100                94
    25-Jun-06              100                100                 88                 39                 *
    25-Jun-07              100                 71                 48                  3                 0
    25-Jun-08              100                 58                 44                  3                 0
    25-Jun-09              100                 45                 32                  3                 0
    25-Jun-10              100                 34                 23                  3                 0
    25-Jun-11              100                 27                 17                  3                 0
    25-Jun-12              100                 21                 12                  3                 0
    25-Jun-13              100                 16                  9                  2                 0
    25-Jun-14              100                 13                  7                  1                 0
    25-Jun-15              100                 10                  5                  *                 0
    25-Jun-16              100                  8                  4                  0                 0
    25-Jun-17              100                  6                  3                  0                 0
    25-Jun-18              100                  5                  2                  0                 0
    25-Jun-19              100                  4                  1                  0                 0
    25-Jun-20              100                  3                  1                  0                 0
    25-Jun-21              100                  2                  *                  0                 0
    25-Jun-22              100                  2                  0                  0                 0
    25-Jun-23              100                  1                  0                  0                 0
    25-Jun-24               95                  *                  0                  0                 0
    25-Jun-25               85                  *                  0                  0                 0
    25-Jun-26               77                  0                  0                  0                 0
    25-Jun-27               69                  0                  0                  0                 0
    25-Jun-28               60                  0                  0                  0                 0
    25-Jun-29               51                  0                  0                  0                 0
    25-Jun-30               42                  0                  0                  0                 0
    25-Jun-31               31                  0                  0                  0                 0
    25-Jun-32               20                  0                  0                  0                 0
    25-Jun-33                8                  0                  0                  0                 0
    25-Jun-34                0                  0                  0                  0                 0

    WAL (yrs.)           24.92               5.82               4.53               2.20              1.48

* = less than 0.5%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING        80% PRICING       100% PRICING       150% PRICING       200% PRICING
       DATE               SPEED             SPEED              SPEED              SPEED             SPEED
-------------------------------------------------------------------------------------------------------------
Initial Percentage         100                100                100                100               100
    25-Jun-05              100                100                100                100               100
    25-Jun-06              100                100                100                100               100
    25-Jun-07              100                100                100                100                 0
    25-Jun-08              100                 70                 53                100                 0
    25-Jun-09              100                 54                 38                 73                 0
    25-Jun-10              100                 42                 28                 42                 0
    25-Jun-11              100                 32                 20                 22                 0
    25-Jun-12              100                 25                 15                  9                 0
    25-Jun-13              100                 20                 11                  1                 0
    25-Jun-14              100                 15                  8                  0                 0
    25-Jun-15              100                 12                  6                  0                 0
    25-Jun-16              100                  9                  5                  0                 0
    25-Jun-17              100                  7                  3                  0                 0
    25-Jun-18              100                  6                  *                  0                 0
    25-Jun-19              100                  4                  0                  0                 0
    25-Jun-20              100                  3                  0                  0                 0
    25-Jun-21              100                  *                  0                  0                 0
    25-Jun-22              100                  0                  0                  0                 0
    25-Jun-23              100                  0                  0                  0                 0
    25-Jun-24              100                  0                  0                  0                 0
    25-Jun-25              100                  0                  0                  0                 0
    25-Jun-26               93                  0                  0                  0                 0
    25-Jun-27               83                  0                  0                  0                 0
    25-Jun-28               73                  0                  0                  0                 0
    25-Jun-29               62                  0                  0                  0                 0
    25-Jun-30               51                  0                  0                  0                 0
    25-Jun-31               38                  0                  0                  0                 0
    25-Jun-32               24                  0                  0                  0                 0
    25-Jun-33               10                  0                  0                  0                 0
    25-Jun-34                0                  0                  0                  0                 0

    WAL (yrs.)           25.88               6.51               5.45               6.03              2.33

* = less than 0.5%

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING        80% PRICING       100% PRICING       150% PRICING       200% PRICING
       DATE               SPEED             SPEED              SPEED              SPEED             SPEED
-------------------------------------------------------------------------------------------------------------
Initial Percentage         100                100                100                100               100
    25-Jun-05              100                100                100                100               100
    25-Jun-06              100                100                100                100               100
    25-Jun-07              100                100                100                100                47
    25-Jun-08              100                 70                 53                 57                47
    25-Jun-09              100                 54                 38                 15                47
    25-Jun-10              100                 42                 28                 10                24
    25-Jun-11              100                 32                 20                  6                10
    25-Jun-12              100                 25                 15                  1                 2
    25-Jun-13              100                 20                 11                  0                 0
    25-Jun-14              100                 15                  8                  0                 0
    25-Jun-15              100                 12                  6                  0                 0
    25-Jun-16              100                  9                  2                  0                 0
    25-Jun-17              100                  7                  0                  0                 0
    25-Jun-18              100                  4                  0                  0                 0
    25-Jun-19              100                  1                  0                  0                 0
    25-Jun-20              100                  0                  0                  0                 0
    25-Jun-21              100                  0                  0                  0                 0
    25-Jun-22              100                  0                  0                  0                 0
    25-Jun-23              100                  0                  0                  0                 0
    25-Jun-24              100                  0                  0                  0                 0
    25-Jun-25              100                  0                  0                  0                 0
    25-Jun-26               93                  0                  0                  0                 0
    25-Jun-27               83                  0                  0                  0                 0
    25-Jun-28               73                  0                  0                  0                 0
    25-Jun-29               62                  0                  0                  0                 0
    25-Jun-30               51                  0                  0                  0                 0
    25-Jun-31               38                  0                  0                  0                 0
    25-Jun-32               24                  0                  0                  0                 0
    25-Jun-33               10                  0                  0                  0                 0
    25-Jun-34                0                  0                  0                  0                 0

    WAL (yrs.)           25.87               6.42               5.29               4.45              4.43

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                       0% PRICING        80% PRICING       100% PRICING       150% PRICING       200% PRICING
       DATE               SPEED             SPEED              SPEED              SPEED             SPEED
-------------------------------------------------------------------------------------------------------------
Initial Percentage         100                100                100                100               100
    25-Jun-05              100                100                100                100               100
    25-Jun-06              100                100                100                100               100
    25-Jun-07              100                100                100                100               100
    25-Jun-08              100                 70                 53                 24               100
    25-Jun-09              100                 54                 38                 15                 8
    25-Jun-10              100                 42                 28                 10                 0
    25-Jun-11              100                 32                 20                  0                 0
    25-Jun-12              100                 25                 15                  0                 0
    25-Jun-13              100                 20                 11                  0                 0
    25-Jun-14              100                 15                  8                  0                 0
    25-Jun-15              100                 12                  0                  0                 0
    25-Jun-16              100                  9                  0                  0                 0
    25-Jun-17              100                  3                  0                  0                 0
    25-Jun-18              100                  0                  0                  0                 0
    25-Jun-19              100                  0                  0                  0                 0
    25-Jun-20              100                  0                  0                  0                 0
    25-Jun-21              100                  0                  0                  0                 0
    25-Jun-22              100                  0                  0                  0                 0
    25-Jun-23              100                  0                  0                  0                 0
    25-Jun-24              100                  0                  0                  0                 0
    25-Jun-25              100                  0                  0                  0                 0
    25-Jun-26               93                  0                  0                  0                 0
    25-Jun-27               83                  0                  0                  0                 0
    25-Jun-28               73                  0                  0                  0                 0
    25-Jun-29               62                  0                  0                  0                 0
    25-Jun-30               51                  0                  0                  0                 0
    25-Jun-31               38                  0                  0                  0                 0
    25-Jun-32               24                  0                  0                  0                 0
    25-Jun-33               10                  0                  0                  0                 0
    25-Jun-34                0                  0                  0                  0                 0

    WAL (yrs.)           25.86               6.32               5.17               4.07              4.73

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[305,664,000] (APPROXIMATE)
                              OFFERED CERTIFICATES

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2004-5HE

                            [THE WINTER GROUP LOGO]

                      CHASE MANHATTAN MORTGAGE CORPORATION
                                 MASTER SERVICER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICERS

                               JPMORGAN CHASE BANK
                  SECURITIES ADMINISTRATOR AND BACK-UP SERVICER

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                APRIL [20], 2004

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

FICO & DOCUMENTATION

----------------------------------------------------------------------------------------------------------------
FICO SCORE          FULL     ALT    REDUCED   STATED   NO RATIO   NO DOC   ALL DOCS   AVG PRIN BAL   CURRENT LTV
----------------------------------------------------------------------------------------------------------------
(50 increment)

NOT AVAILABLE       0.04%   0.00%     0.00%    0.00%     0.00%     0.00%      0.04%    145,774.00       87.04%

451 TO 500          0.15%   0.00%     0.10%    0.00%     0.00%     0.12%      0.37%    251,785.10       73.88%

501 TO 550          6.91%   0.00%     0.70%    1.84%     0.00%     1.70%     11.14%    149,277.72       75.19%

551 TO 600         10.47%   0.00%     2.01%    1.84%     0.00%     1.81%     16.13%    144,778.36       81.65%

601 TO 650         13.93%   0.00%     5.30%    6.01%     0.89%     4.04%     30.17%    163,992.01       82.70%

651 TO 700          6.35%   0.00%     8.31%    5.95%     1.27%     4.58%     26.45%    200,912.64       81.98%

701 TO 750          2.61%   0.00%     3.04%    2.94%     0.67%     1.93%     11.19%    200,419.28       84.16%

751 TO 800          0.95%   0.00%     1.86%    0.65%     0.26%     0.78%      4.49%    211,991.16       78.80%

801 TO 850          0.00%   0.00%     0.00%    0.00%     0.01%     0.00%      0.01%     32,203.69       89.45%

TOTAL              41.40%   0.00%    21.31%   19.23%     3.11%    14.95%    100.00%    172,183.87       81.46%
----------------------------------------------------------------------------------------------------------------

LTV & FICO

----------------------------------------------------------------------------------------------------------------------------------
                   FICO
CURRENT LTV      451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   AVG PRIN BAL  WAC   GROSS MARGIN
----------------------------------------------------------------------------------------------------------------------------------
(10 increment)

0.01 TO 10.00     0.00%     0.00%    0.01%    0.02%    0.00%    0.00%   0.00%    0.00%     0.03%   42,634.86    7.258          -

10.01 TO 20.00    0.00%     0.00%    0.00%    0.04%    0.00%    0.00%   0.02%    0.00%     0.06%   52,673.16    7.154      5.500

20.01 TO 30.00    0.00%     0.08%    0.01%    0.04%    0.04%    0.03%   0.00%    0.00%     0.20%   83,801.57    7.015      6.517

30.01 TO 40.00    0.00%     0.05%    0.04%    0.13%    0.04%    0.03%   0.06%    0.00%     0.35%   75,286.10    7.295      6.627

40.01 TO 50.00    0.00%     0.26%    0.21%    0.37%    0.15%    0.06%   0.03%    0.00%     1.08%   126,216.39   6.976      6.014

50.01 TO 60.00    0.00%     0.84%    0.69%    1.26%    1.08%    0.16%   0.28%    0.00%     4.31%   195,453.52   6.699      5.189

60.01 TO 70.00    0.07%     1.79%    1.69%    1.42%    1.55%    0.46%   0.49%    0.00%     7.48%   158,997.42   7.232      6.103

70.01 TO 80.00    0.30%     5.42%    5.06%   11.90%   13.60%    4.97%   2.44%    0.00%    43.69%   193,052.81   7.018      5.321

80.01 TO 90.00    0.04%     2.69%    6.47%    9.29%    4.52%    2.52%   0.66%    0.01%    26.20%   172,767.51   7.411      6.036

90.01 TO 100.00   0.00%     0.00%    1.96%    5.71%    5.47%    2.97%   0.51%    0.00%    16.61%   142,693.97   8.128      7.258

TOTAL             0.41%    11.14%   16.13%   30.17%   26.45%   11.19%   4.49%    0.01%   100.00%   172,183.87   7.308      5.925
----------------------------------------------------------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

PRIN BALANCE & FICO

---------------------------------------------------------------------------------------------------------------------------------
                        FICO                                                                                                GROSS
PRIN BALANCE          451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL   CURRENT LTV   WAC   MARGIN
---------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)

1 TO 50,000            0.00%     0.18%    0.47%    0.14%    0.04%    0.01%   0.05%    0.01%     0.90%    70.76%     8.860   7.502

50,001 TO 100,000      0.03%     1.80%    2.44%    4.37%    2.50%    1.16%   0.40%    0.00%    12.69%    82.00%     8.240   7.305

100,001 TO 150,000     0.04%     2.22%    3.43%    5.53%    4.15%    1.15%   0.53%    0.00%    17.06%    81.56%     7.584   6.474

150,001 TO 200,000     0.05%     2.32%    2.72%    5.32%    2.90%    1.77%   0.39%    0.00%    15.47%    82.06%     7.389   6.019

200,001 TO 250,000     0.00%     1.36%    2.37%    3.41%    2.58%    0.86%   0.46%    0.00%    11.04%    82.42%     7.246   5.764

250,001 TO 300,000     0.08%     1.39%    1.78%    3.56%    3.00%    1.03%   0.80%    0.00%    11.65%    81.89%     6.928   5.688

300,001 TO 350,000     0.10%     0.66%    0.66%    2.42%    2.50%    1.64%   0.19%    0.00%     8.16%    83.01%     6.892   5.077

350,001 TO 400,000     0.00%     0.45%    1.00%    2.01%    1.57%    1.35%   0.23%    0.00%     6.60%    80.66%     6.844   5.457

400,001 TO 450,000     0.12%     0.00%    0.62%    1.63%    1.38%    0.63%   0.00%    0.00%     4.39%    84.00%     6.719   5.125

450,001 TO 500,000     0.00%     0.58%    0.28%    0.99%    1.41%    0.85%   0.27%    0.00%     4.38%    81.76%     6.988   5.042

500,001 TO 550,000     0.00%     0.00%    0.00%    0.30%    1.22%    0.00%   0.32%    0.00%     1.85%    79.08%     6.923   4.540

550,001 TO 600,000     0.00%     0.00%    0.17%    0.00%    1.18%    0.34%   0.18%    0.00%     1.86%    78.71%     6.774   3.240

600,001 TO 650,000     0.00%     0.19%    0.00%    0.18%    0.38%    0.19%   0.19%    0.00%     1.13%    70.80%     6.921   6.338

650,001 TO 700,000     0.00%     0.00%    0.19%    0.00%    0.19%    0.00%   0.21%    0.00%     0.59%    81.56%     6.928   5.250

700,001 TO 750,000     0.00%     0.00%    0.00%    0.00%    0.44%    0.21%   0.00%    0.00%     0.65%    74.94%     6.881       -

750,001 TO 800,000     0.00%     0.00%    0.00%    0.00%    0.22%    0.00%   0.00%    0.00%     0.22%    79.40%     7.250       -

800,001 TO 850,000     0.00%     0.00%    0.00%    0.00%    0.25%    0.00%   0.00%    0.00%     0.25%    52.50%     5.875   2.375

850,001 TO 900,000     0.00%     0.00%    0.00%    0.00%    0.26%    0.00%   0.00%    0.00%     0.26%    80.00%     7.000   3.500

900,001 TO 950,000     0.00%     0.00%    0.00%    0.00%    0.00%    0.00%   0.28%    0.00%     0.28%    80.00%     6.750   3.375

950,001 TO 1,000,000   0.00%     0.00%    0.00%    0.29%    0.29%    0.00%   0.00%    0.00%     0.59%    65.37%     6.746   2.250

TOTAL:                 0.41%    11.14%   16.13%   30.17%   26.45%   11.19%   4.49%    0.01%   100.00%    81.46%     7.308   5.925
---------------------------------------------------------------------------------------------------------------------------------

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

PREPAYMENT PENALTY & FICO

------------------------------------------------------------------------------------------------------------------------------------
 PREPAYMENT     FICO                                                                           CURRENT          GROSS
PENALTY TERM  451-500  501-550  551-600  601-650  651-700  701-750  751-800  801-850   TOTAL     LTV      WAC   MARGIN  AVG PRIN BAL
------------------------------------------------------------------------------------------------------------------------------------
(whatever
 increments)

0              0.17%     2.55%    3.69%    8.75%   12.40%    5.64%   2.16%    0.01%    35.37%   81.32%  7.4066  6.1943   194,418.98

6              0.00%     0.00%    0.00%    0.25%    0.37%    0.00%   0.00%    0.00%     0.62%   79.61%  6.5009  3.3374   235,190.78

12             0.00%     0.55%    0.42%    1.60%    2.18%    0.65%   0.38%    0.00%     5.79%   78.26%  7.1864  4.9275   214,042.86

24             0.25%     5.52%    7.47%   11.44%    6.56%    2.46%   0.77%    0.00%    34.47%   82.64%  7.1101  5.7612   177,151.23

36             0.00%     2.41%    4.11%    7.61%    4.52%    1.89%   0.97%    0.00%    21.52%   80.98%  7.5176  6.5707   137,133.97

60             0.00%     0.11%    0.43%    0.52%    0.42%    0.54%   0.21%    0.00%     2.23%   78.79%  7.3390  5.1099   126,294.58

TOTAL:         0.41%    11.14%   16.13%   30.17%   26.45%   11.19%   4.49%    0.01%   100.00%   81.46%  7.3084  5.9254   172,183.87
------------------------------------------------------------------------------------------------------------------------------------

MORTG RATES & FICO

----------------------------------------------------------------------------------------------------------------------------------
                      FICO                                                                   CURRENT          GROSS
MORTG RATES         451-500 501-550 551-600 601-650 651-700 701-750 751-800 801-850  TOTAL     LTV     WAC    MARGIN  AVG PRIN BAL
----------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)

4.001 TO 4.500       0.00%    0.00%   0.00%   0.00%   0.08%   0.00%  0.00%   0.00%    0.08%   80.00%   4.375  3.1250   280,000.00

4.501 TO 5.000       0.00%    0.00%   0.00%   0.00%   0.12%   0.04%  0.07%   0.00%    0.23%   67.71%   4.885  4.0254   196,012.50

5.001 TO 5.500       0.00%    0.05%   0.23%   1.44%   1.35%   0.63%  0.03%   0.00%    3.73%   79.60%   5.393  5.2560   248,917.43

5.501 TO 6.000       0.00%    0.06%   0.40%   2.30%   2.37%   0.96%  0.64%   0.00%    6.74%   74.41%   5.812  4.2899   257,515.38

6.001 TO 6.500       0.00%    0.34%   1.15%   3.98%   3.81%   2.69%  0.99%   0.00%   12.97%   78.37%   6.376  4.9647   232,265.32

6.501 TO 7.000       0.00%    1.58%   4.10%   7.27%   7.41%   1.77%  1.48%   0.00%   23.61%   80.57%   6.836  5.2807   207,573.44

7.001 TO 7.500       0.18%    2.76%   2.85%   4.98%   5.34%   2.04%  0.58%   0.01%   18.73%   81.49%   7.312  5.5988   187,394.46

7.501 TO 8.000       0.12%    2.47%   3.00%   4.07%   2.64%   1.02%  0.40%   0.00%   13.71%   82.95%   7.834  6.4107   169,000.29

8.001 TO 8.500       0.03%    0.88%   1.70%   1.97%   1.29%   0.68%  0.05%   0.00%    6.59%   85.92%   8.294  7.2257   117,992.02

8.501 TO 9.000       0.00%    1.03%   1.37%   1.66%   1.07%   0.57%  0.18%   0.00%    5.86%   86.00%   8.772  7.6369   110,206.39

9.001 TO 9.500       0.09%    0.92%   0.53%   0.93%   0.46%   0.38%  0.00%   0.00%    3.31%   87.74%   9.290  8.4932   106,315.41

9.501 TO 10.000      0.00%    0.69%   0.35%   0.84%   0.43%   0.39%  0.06%   0.00%    2.75%   87.08%   9.752  8.7877   105,164.15

10.001 TO 10.500     0.00%    0.11%   0.21%   0.26%   0.10%   0.02%  0.00%   0.00%    0.70%   84.06%  10.257  9.1442    76,966.52

10.501 TO 11.000     0.00%    0.22%   0.19%   0.40%   0.00%   0.00%  0.00%   0.00%    0.81%   85.89%  10.811  9.3873    88,481.99

11.001 TO 11.500     0.00%    0.01%   0.04%   0.06%   0.00%   0.00%  0.00%   0.00%    0.11%   82.99%  11.170  9.2300    61,442.80

11.501 TO 12.000     0.00%    0.03%   0.00%   0.00%   0.00%   0.00%  0.00%   0.00%    0.03%   69.02%  11.910  8.5500    58,732.85

12.001 TO 12.500     0.00%    0.00%   0.02%   0.02%   0.00%   0.00%  0.00%   0.00%    0.04%   97.18%  12.183       -    64,096.83

TOTAL:               0.41%   11.14%  16.13%  30.17%  26.45%  11.19%  4.49%   0.01%  100.00%   81.46%   7.308  5.9254   172,183.87
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

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2004-5HE

MORTG RATES & LTV

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                                                                                                                 GROSS
MORTG RATES       LTV 0-10 LTV 11-20 21-30  31-40  41-50  51-60  61-70   71-80  81-90   91-100   TOTAL  AVG FICO MARGIN AVG PRIN BAL
------------------------------------------------------------------------------------------------------------------------------------
(50 bps
  increment)

4.001 TO 4.500     0.00%     0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   0.08%   0.00%   0.00%    0.08%  681.000  3.125  280,000.00

4.501 TO 5.000     0.00%     0.00%   0.00%  0.00%  0.00%  0.04%  0.11%   0.08%   0.00%   0.00%    0.23%  712.330  4.025  196,012.50

5.001 TO 5.500     0.00%     0.00%   0.03%  0.00%  0.06%  0.14%  0.11%   2.25%   0.99%   0.15%    3.73%  657.970  5.256  248,917.43

5.501 TO 6.000     0.00%     0.00%   0.04%  0.03%  0.06%  1.30%  0.79%   3.25%   0.96%   0.31%    6.74%  665.890  4.290  257,515.38

6.001 TO 6.500     0.02%     0.00%   0.00%  0.02%  0.34%  0.97%  1.04%   7.17%   2.65%   0.75%   12.97%  665.560  4.965  232,265.32

6.501 TO 7.000     0.00%     0.02%   0.06%  0.17%  0.22%  0.54%  1.71%  12.52%   5.94%   2.43%   23.61%  643.560  5.281  207,573.44

7.001 TO 7.500     0.00%     0.03%   0.01%  0.01%  0.23%  0.41%  1.63%   8.65%   5.58%   2.19%   18.73%  631.940  5.599  187,394.46

7.501 TO 8.000     0.00%     0.00%   0.04%  0.05%  0.06%  0.62%  0.73%   4.99%   4.49%   2.73%   13.71%  615.630  6.411  169,000.29

8.001 TO 8.500     0.00%     0.01%   0.00%  0.02%  0.03%  0.04%  0.46%   1.94%   1.77%   2.32%    6.59%  618.690  7.226  117,992.02

8.501 TO 9.000     0.01%     0.00%   0.00%  0.00%  0.02%  0.19%  0.27%   1.40%   1.92%   2.05%    5.86%  619.170  7.637  110,206.39

9.001 TO 9.500     0.00%     0.00%   0.00%  0.01%  0.00%  0.00%  0.19%   0.66%   0.96%   1.48%    3.31%  609.150  8.493  106,315.41

9.501 TO 10.000    0.00%     0.00%   0.00%  0.01%  0.03%  0.00%  0.26%   0.52%   0.56%   1.37%    2.75%  617.180  8.788  105,164.15

10.001 TO 10.500   0.00%     0.00%   0.01%  0.02%  0.02%  0.02%  0.09%   0.05%   0.12%   0.37%    0.70%  603.220  9.144   76,966.52

10.501 TO 11.000   0.00%     0.00%   0.01%  0.00%  0.01%  0.02%  0.06%   0.10%   0.21%   0.39%    0.81%  587.740  9.387   88,481.99

11.001 TO 11.500   0.00%     0.00%   0.00%  0.00%  0.00%  0.00%  0.01%   0.04%   0.04%   0.02%    0.11%  592.880  9.230   61,442.80

11.501 TO 12.000   0.00%     0.00%   0.00%  0.00%  0.00%  0.02%  0.00%   0.00%   0.01%   0.00%    0.03%  531.490  8.550   58,732.85

12.001 TO 12.500   0.00%     0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   0.00%   0.00%   0.04%    0.04%  601.000      -   64,096.83

TOTAL:             0.03%     0.06%   0.20%  0.35%  1.08%  4.31%  7.48%  43.69%  26.20%  16.61%  100.00%  636.870  5.925  172,183.87
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